Exhibit 10.1

THIS FIRST AMENDING AGREEMENT made as of the 17th day of December, 2007

B E T W E E N:

ANTARES PHARMA, INC.

(the “Borrower”)

and

MMV FINANCIAL INC.

(as “Agent” and a “Lender”)

and

HSBC CAPITAL (CANADA) INC.

(as a “Lender”)

WHEREAS the Borrower, the Agent and the Lenders entered into a credit agreement, dated as of the 26th day of February, 2007, pursuant to which the Lenders established credit facilities in favour of the Borrower (as further amended, restated or modified from time to time, the “Credit Agreement”);

AND WHEREAS the parties wish to amend the Credit Agreement to (i) fix the interest rate applicable to the second tranche at 11%, (ii) reduce the amount of the second tranche to $2,500,000 from $5,000,000, (iii) reduce the due diligence fee payable with respect to the second tranche from $30,000 to $5,000, (iv) waive the obligation of the Borrower to pay the Lenders’ and Agent’s fees and expenses incurred with respect to the documentation of the second tranche, (v) waive the obligation of the Borrower to assign the Intercompany Loan Agreement to the Lenders on the Second Funding Date, but retain the obligation of the Borrower to honour a Perfection Request made pursuant to Section 8.01(26) of the Credit Agreement, and (vi) make other minor amendments to the Credit Agreement to acknowledge agreements between the parties made since the execution of the Credit Agreement and to correct or clarify any errors or uncertainties contained therein;

AND WHEREAS the parties agree that, notwithstanding that, pursuant to this Agreement, the amount of the Second Tranche advance will be reduced from the original amount, the Alternate Formula (as defined in the Warrants issued to the Lenders in connection with the Credit Agreement) shall not apply, and the number of shares of equity in the Borrower issuable pursuant to the Warrant shall not be reduced as a result thereof;

NOW THEREFORE THIS AMENDING AGREEMENT WITNESSES THAT in consideration of the covenants and agreements contained herein and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto agree to amend the Credit Agreement as provided herein:

Section 1	To be Read with Credit Agreement

This Amending Agreement is an amendment to the Credit Agreement. Unless the context of this Amending Agreement otherwise requires, the Credit Agreement and this Amending Agreement shall be read together and shall have effect as if the provisions of the Credit Agreement and this Amending Agreement were contained in one agreement. The term “Agreement” when used in the Credit Agreement means the Credit Agreement and the schedules thereto, as amended by this Amending Agreement and as further amended, revised, replaced, supplemented or restated from time to time. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2	Amendments to the Credit Agreement
(a)

The definitions of “Commitment”, “Commitment Percentage”, “Due Diligence Fee”, “Interest Rate”, “Maturity Date”, “Second Funding Date”, “Second Tranche” and “Term” in the Credit Agreement are all hereby deleted in their entirety and the following new respective definitions are substituted therefore:

“Commitment” means the commitment of the Lenders to advance to the Borrower the maximum aggregate principal amount of $7,500,000 in the following manner and more fully set forth herein: (i) $5,000,000 in a first tranche drawdown, and (ii) $2,500,000 in a second tranche drawdown.

“Commitment Percentage”, with respect to each Lender’s share of the Commitment, means the following:

Lender	Commitment Percentage	Aggregate Commitment Amount
MMV Financial Inc.	50.01%	$3,750,750
HSBC Capital (Canada) Inc.	49.99%	$3,749,250

“Due Diligence Fee” means a due diligence fee of $55,000 in the aggregate broken down as follows: (i) $30,000 of which has been paid by the Borrower to the Agent (the “Initial Diligence Fee”), (ii) $20,000 of which shall be paid by the Borrower to the Agent on the Closing Date (the “First Tranche Diligence Fee”), and (iii) $5,000 of which shall be paid by the Borrower to the Agent on the Second Funding Date (the “Second Tranche Diligence Fee”).

“Interest Rate” means (i) in the case of the First Tranche, a per annum interest rate equal to the sum of the yield for three (3) year US treasury bills, as quoted by Bloomberg, plus 800 basis points, calculated on the Business Day prior to the First Funding Date, and (ii) in the case of the Second Tranche, 11%. In addition, once set, the applicable Interest Rate for each Tranche will be fixed for the applicable Term.

“Interim Interest” means the interest payable at the applicable Interest Rate for the period, if any, between the First Funding Date or Second Funding Date, as applicable, and, in either case, the first Interest Payment Date thereafter.

“Maturity Date” means (i) with respect to the First Tranche, the date which is forty-two (42) months from the first Interest Payment Date after the First Funding Date and (ii) with respect to the Second Tranche, the date which is thirty-six (36) months from the first Interest Payment Date after the Second Funding Date.

“Second Funding Date” means December 17, 2007.

“Second Tranche” means the amount of $2,500,000.

“Term” means with respect to (i) the First Tranche, a period of 42 months from and after the first Interest Payment Date after the First Funding Date and (ii) the Second Tranche, a period of 36 months from and after the first Interest Payment Date after the Second Funding Date.

(b)

The definition of “Permitted Indebtedness” constituting Subsection 1.01(51) is hereby amended by the deletion, from the end of Subsection 1.01(51)(iv), of the phrase “, including but not limited to, the Indebtedness contemplated by Section 6.03(10)”.

(c)	Section 4.01(1) of the Credit Agreement is hereby amended by the addition of the word “applicable” prior to the word “Interest” in the first line thereof.

(d)

Section 4.01(3) of the Credit Agreement is hereby amended by the deletion of the word “such” the first time it is used in the third line thereof and the substitution of the phrase “the applicable” therefor.

(e)

Section 4.03 of the Credit Agreement is hereby amended by the deletion of the phrase “Subject to 0”, at the beginning of such section, and the substitution of the phrase “Subject to Section 4.04” therefore.

(f)	Section 5.02 of the Credit Agreement is hereby amended by the addition, at the end of such section, of the sentence:

“Notwithstanding the foregoing, the Borrower shall not be liable for the legal expenses incurred by the Lenders or the Agent in connection with the documentation (including the amendment of this Agreement) of the Second Tranche drawdown.”

(g)

Section 5.03 of the Credit Agreement is hereby amended by the deletion of the phrase “Second Tranche Diligence Fee, in the amount of $30,000” from the last sentence thereof, and the substitution of the phrase “Second Tranche Diligence Fee, in the amount of $5,000” therefore.

(h)

The introductory sentence to Section 6.03 of the Credit Agreement is hereby amended by the deletion of the phrase “Second Advance Date”, and the substitution of the phrase “Second Funding Date” therefor.

(i)	Subsection 6.03(5) is hereby amended by the deletion of the amount “$30,000” and the substitution of the amount “$5,000” therefor.

(j)	Subsections 6.03(6) (Borrowing Notice), 6.03(7) (Bring-Down Certificate) and 6.03(10) (Assignment of Intercompany Loan Agreement) are hereby deleted in their entirety.

(k)	Subsection 8.01(24) (Equity Funding Right) is hereby deleted in its entirety.

(l)	Subsection 9.01(8) is hereby deleted in its entirety.

Section 3	Representations and Warranties

The representations and warranties contained in Section 7.01 of the Credit Agreement are true and correct in every material respect, as if made on the date hereof, except that Schedule “L” to the Credit Agreement, as referenced in Section 7.01(25) thereof, is hereby amended to reflect the following information, current with respect to the Borrower as of September 30, 2007:

“(i) Common shares outstanding = 65,529,666; (ii) Warrants outstanding = 23,141,021; (iii) Options outstanding = 5,593,391; (iv) Total outstanding, on a fully diluted basis = 94,264,078.”

Section 4	Promissory Note and Funding of the Second Tranche

Attached hereto as Schedule A is the form of the Second Tranche Note referred to in the Credit Agreement. Also attached as Schedule B, for your convenience, is an amortization schedule showing the scheduled repayments required under the First Tranche Note and the Second Tranche Note, on an aggregate basis. Upon execution of this Agreement, the Lenders shall advance the Second Tranche to the Borrower (less the Second Tranche Diligence Fee) in the amount of $2,495,000, and the Borrower shall provide the Second Tranche Note.

Section 5	Continuance of Credit Agreement and Security

The Credit Agreement, as changed, altered, amended or modified by this Amending Agreement, shall be and continue in full force and effect and is hereby confirmed and the rights and obligations of all parties thereunder shall not be affected or prejudiced in any manner except as specifically provided for herein.

Section 6	Counterparts

This Amending Agreement may be executed in any number of separate counterparts, each of which shall be deemed an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

ANTARES PHARMA, INC.
By:	/s/ Jack E. Stover
Name: Jack E. Stover Title: President & Chief Executive Officer

MMV FINANCIAL INC.
By:	/s/ Ron Patterson
Name: Ron Patterson Title: Executive Vice President

HSBC CAPITAL (CANADA) INC.
By:	/s/ Paul Eldridge
Name: Paul Eldridge Title: Director
By:	/s/ John Philp
Name: John Philp Title: Managing Director

SCHEDULE A

FORM OF THE SECOND TRANCHE PROMISSORY NOTE

U.S.$2,500,000	December 17, 2007

FOR VALUE RECEIVED, the undersigned, ANTARES PHARMA, INC. (the “Borrower”), HEREBY PROMISES TO PAY to the order of MMV FINANCIAL INC. as agent for itself and HSBC CAPITAL (CANADA) INC. (the “Lenders”) under the Credit Agreement (as defined below), the principal amount of TWO MILLION FIVE HUNDRED THOUSAND United States Dollars (US$2,500,000) and to pay all other amounts due on the days and in the amounts set forth in the credit agreement referred to below (the “Credit Agreement”). Unless defined herein, capitalized terms which are defined in the Credit Agreement shall have the meanings attributed thereto herein.

The principal amount of this Note and interest thereon as provided herein shall be payable in accordance with and as set out in Appendix I attached hereto, as amended from time to time.

Interest on the unpaid principal amount of this Note from the date of this Note until such principal amount is paid in full shall accrue at the applicable Interest Rate (as detailed in the Credit Agreement).

Principal, interest and all other amounts due with respect to the Credit Facilities are payable in US Dollars to the Lenders as detailed in the Credit Agreement, in immediately available funds. The Borrowings advanced by the Lenders to the Borrower and the Interest Rate applicable thereto, and all payments made with respect thereto, shall be recorded by the Lenders on their books.

This Note is the Second Tranche Note referred to in, and is entitled to the benefits of, the Credit Agreement, dated February 26, 2007, between the Borrower and the Lenders, as amended by an amending agreement dated the same date as this Second Tranche Note. The Credit Agreement, among other things, (a) provides for the making of secured loans by the Lenders to the Borrower in maximum aggregate principal amount of US$7,500,000 and (b) contains provisions for acceleration of the maturity thereof upon the happening of certain stated events.

This Note shall be non-assignable by the Borrower and the obligations of the Borrower to repay the unpaid principal amount of this Note, interest thereon and all other amounts due to the Lenders under the Credit Agreement is secured under the Security.

Presentment for payment, demand, notice of protest and protest all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Upon giving written notice thereof to the Borrower, this Note shall be assignable by the Lenders, in whole or in part, in accordance with the assignment provisions contained in the Credit Agreement.

The Borrower shall pay, in accordance with the terms of the Credit Agreement, all reasonable fees and expenses, including, without limitation, reasonable legal fees and costs, incurred by the Lenders in the enforcement or in an attempt to enforce any of the Borrower’s obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF the Borrower has caused this Note to be duly executed on the date hereof.

ANTARES PHARMA, INC.
By:	/s/ Jack E. Stover
Name: Jack E. Stover
Title: Chief Executive Officer
I/We have the authority to bind the corporation

APPENDIX I

AMORTIZATION GRID FOR THE SECOND TRANCHE

Antares Pharma Inc.
Drawdown: December 17, 2007
(all amounts in US$)

			MMV
Principal Amount			$ 1,250,250
Loan Interest Rate			11.00%
Payment Factor			3.2739%
Amortization Period			36
Interest-only Period			-
Monthly Repayment			$40,931.58

Date	Period	Lease/Loan	Principal	Interest at	Principal
		Payments	Repayments	11.00%	Balance

17-Dec-07	-	-			1,250,250.00
31-Dec-07	0*	5,651.82	-	5,651.82	1,250,250.00
31-Jan-08	1	40,931.58	29,470.96	11,460.63	1,220,779.04
29-Feb-08	2	40,931.58	29,741.11	11,190.47	1,191,037.94
31-Mar-08	3	40,931.58	30,013.73	10,917.85	1,161,024.20
30-Apr-08	4	40,931.58	30,288.86	10,642.72	1,130,735.34
31-May-08	5	40,931.58	30,566.51	10,365.07	1,100,168.84
30-Jun-08	6	40,931.58	30,846.70	10,084.88	1,069,322.14
31-Jul-08	7	40,931.58	31,129.46	9,802.12	1,038,192.68
31-Aug-08	8	40,931.58	31,414.81	9,516.77	1,006,777.86
30-Sep-08	9	40,931.58	31,702.78	9,228.80	975,075.08
31-Oct-08	10	40,931.58	31,993.39	8,938.19	943,081.68
30-Nov-08	11	40,931.58	32,286.67	8,644.92	910,795.02
31-Dec-08	12	40,931.58	32,582.63	8,348.95	878,212.39
31-Jan-09	13	40,931.58	32,881.30	8,050.28	845,331.09
28-Feb-09	14	40,931.58	33,182.71	7,748.87	812,148.38
31-Mar-09	15	40,931.58	33,486.89	7,444.69	778,661.49
30-Apr-09	16	40,931.58	33,793.85	7,137.73	744,867.64
31-May-09	17	40,931.58	34,103.63	6,827.95	710,764.01
30-Jun-09	18	40,931.58	34,416.24	6,515.34	676,347.77
31-Jul-09	19	40,931.58	34,731.73	6,199.85	641,616.04
31-Aug-09	20	40,931.58	35,050.10	5,881.48	606,565.94
30-Sep-09	21	40,931.58	35,371.39	5,560.19	571,194.55
31-Oct-09	22	40,931.58	35,695.63	5,235.95	535,498.92
30-Nov-09	23	40,931.58	36,022.84	4,908.74	499,476.08
31-Dec-09	24	40,931.58	36,353.05	4,578.53	463,123.03
31-Jan-10	25	40,931.58	36,686.29	4,245.29	426,436.74
28-Feb-10	26	40,931.58	37,022.58	3,909.00	389,414.16
31-Mar-10	27	40,931.58	37,361.95	3,569.63	352,052.21
30-Apr-10	28	40,931.58	37,704.44	3,227.15	314,347.77
31-May-10	29	40,931.58	38,050.06	2,881.52	276,297.71
30-Jun-10	30	40,931.58	38,398.85	2,532.73	237,898.86
31-Jul-10	31	40,931.58	38,750.84	2,180.74	199,148.02
31-Aug-10	32	40,931.58	39,106.06	1,825.52	160,041.96
30-Sep-10	33	40,931.58	39,464.53	1,467.05	120,577.43
31-Oct-10	34	40,931.58	39,826.29	1,105.29	80,751.15
30-Nov-10	35	40,931.58	40,191.36	740.22	40,559.78
31-Dec-10	36	40,931.58	40,559.78	371.80	0.00

Totals		1,479,188.73	1,250,250.00	228,938.73

* December 31, 2007 payment includes 17 days of interest from drawdown to December 31, 2007

Antares Pharma Inc.
Drawdown: December 17, 2007
(all amounts in US$)

			HSBC
Principal Amount			$ 1,249,750
Loan Interest Rate			11.00%
Payment Factor			3.2739%
Amortization Period			36
Interest-only Period			-
Monthly Repayment			$40,915.21

Date	Period	Lease/Loan	Principal	Interest at	Principal
		Payments	Repayments	11.00%	Balance

17-Dec-07	-	-			1,249,750.00
31-Dec-07	0*	5,649.55	-	5,649.55	1,249,750.00
31-Jan-08	1	40,915.21	29,459.17	11,456.04	1,220,290.83
29-Feb-08	2	40,915.21	29,729.21	11,186.00	1,190,561.62
31-Mar-08	3	40,915.21	30,001.73	10,913.48	1,160,559.89
30-Apr-08	4	40,915.21	30,276.75	10,638.47	1,130,283.14
31-May-08	5	40,915.21	30,554.28	10,360.93	1,099,728.86
30-Jun-08	6	40,915.21	30,834.36	10,080.85	1,068,894.49
31-Jul-08	7	40,915.21	31,117.01	9,798.20	1,037,777.48
31-Aug-08	8	40,915.21	31,402.25	9,512.96	1,006,375.23
30-Sep-08	9	40,915.21	31,690.11	9,225.11	974,685.13
31-Oct-08	10	40,915.21	31,980.60	8,934.61	942,704.53
30-Nov-08	11	40,915.21	32,273.75	8,641.46	910,430.77
31-Dec-08	12	40,915.21	32,569.60	8,345.62	877,861.18
31-Jan-09	13	40,915.21	32,868.15	8,047.06	844,993.03
28-Feb-09	14	40,915.21	33,169.44	7,745.77	811,823.58
31-Mar-09	15	40,915.21	33,473.50	7,441.72	778,350.09
30-Apr-09	16	40,915.21	33,780.34	7,134.88	744,569.75
31-May-09	17	40,915.21	34,089.99	6,825.22	710,479.76
30-Jun-09	18	40,915.21	34,402.48	6,512.73	676,077.28
31-Jul-09	19	40,915.21	34,717.84	6,197.38	641,359.45
31-Aug-09	20	40,915.21	35,036.08	5,879.13	606,323.36
30-Sep-09	21	40,915.21	35,357.25	5,557.96	570,966.12
31-Oct-09	22	40,915.21	35,681.36	5,233.86	535,284.76
30-Nov-09	23	40,915.21	36,008.43	4,906.78	499,276.33
31-Dec-09	24	40,915.21	36,338.51	4,576.70	462,937.81
31-Jan-10	25	40,915.21	36,671.62	4,243.60	426,266.20
28-Feb-10	26	40,915.21	37,007.77	3,907.44	389,258.43
31-Mar-10	27	40,915.21	37,347.01	3,568.20	351,911.42
30-Apr-10	28	40,915.21	37,689.36	3,225.85	314,222.06
31-May-10	29	40,915.21	38,034.84	2,880.37	276,187.22
30-Jun-10	30	40,915.21	38,383.50	2,531.72	237,803.72
31-Jul-10	31	40,915.21	38,735.34	2,179.87	199,068.38
31-Aug-10	32	40,915.21	39,090.42	1,824.79	159,977.96
30-Sep-10	33	40,915.21	39,448.75	1,466.46	120,529.21
31-Oct-10	34	40,915.21	39,810.36	1,104.85	80,718.85
30-Nov-10	35	40,915.21	40,175.29	739.92	40,543.56
31-Dec-10	36	40,915.21	40,543.56	371.65	0.00

Totals		1,478,597.18	1,249,750.00	228,847.18

* December 31, 2007 payment includes 17 days of interest from drawdown to December 31, 2007

Antares Pharma Inc.
Drawdown: December 17, 2007
(all amounts in US$)

			MMV & HSBC
Principal Amount			$ 2,500,000
Loan Interest Rate			11.00%
Payment Factor			3.2739%
Amortization Period			36
Interest-only Period			-
Monthly Repayment			$81,846.79

Date	Period	Lease/Loan	Principal	Interest at	Principal
		Payments	Repayments	11.00%	Balance

17-Dec-07	-	-			$ 2,500,000.00
31-Dec-07	0*	11,301.37	-	11,301.37	2,500,000.00
31-Jan-08	1	81,846.79	58,930.13	22,916.67	2,441,069.87
29-Feb-08	2	81,846.79	59,470.32	22,376.47	2,381,599.55
31-Mar-08	3	81,846.79	60,015.46	21,831.33	2,321,584.09
30-Apr-08	4	81,846.79	60,565.61	21,281.19	2,261,018.49
31-May-08	5	81,846.79	61,120.79	20,726.00	2,199,897.70
30-Jun-08	6	81,846.79	61,681.06	20,165.73	2,138,216.63
31-Jul-08	7	81,846.79	62,246.47	19,600.32	2,075,970.16
31-Aug-08	8	81,846.79	62,817.07	19,029.73	2,013,153.09
30-Sep-08	9	81,846.79	63,392.89	18,453.90	1,949,760.20
31-Oct-08	10	81,846.79	63,973.99	17,872.80	1,885,786.21
30-Nov-08	11	81,846.79	64,560.42	17,286.37	1,821,225.79
31-Dec-08	12	81,846.79	65,152.22	16,694.57	1,756,073.57
31-Jan-09	13	81,846.79	65,749.45	16,097.34	1,690,324.12
28-Feb-09	14	81,846.79	66,352.16	15,494.64	1,623,971.96
31-Mar-09	15	81,846.79	66,960.38	14,886.41	1,557,011.58
30-Apr-09	16	81,846.79	67,574.19	14,272.61	1,489,437.39
31-May-09	17	81,846.79	68,193.62	13,653.18	1,421,243.78
30-Jun-09	18	81,846.79	68,818.72	13,028.07	1,352,425.05
31-Jul-09	19	81,846.79	69,449.56	12,397.23	1,282,975.49
31-Aug-09	20	81,846.79	70,086.18	11,760.61	1,212,889.30
30-Sep-09	21	81,846.79	70,728.64	11,118.15	1,142,160.66
31-Oct-09	22	81,846.79	71,376.99	10,469.81	1,070,783.68
30-Nov-09	23	81,846.79	72,031.28	9,815.52	998,752.40
31-Dec-09	24	81,846.79	72,691.56	9,155.23	926,060.84
31-Jan-10	25	81,846.79	73,357.90	8,488.89	852,702.94
28-Feb-10	26	81,846.79	74,030.35	7,816.44	778,672.59
31-Mar-10	27	81,846.79	74,708.96	7,137.83	703,963.63
30-Apr-10	28	81,846.79	75,393.79	6,453.00	628,569.83
31-May-10	29	81,846.79	76,084.90	5,761.89	552,484.93
30-Jun-10	30	81,846.79	76,782.35	5,064.45	475,702.58
31-Jul-10	31	81,846.79	77,486.19	4,360.61	398,216.40
31-Aug-10	32	81,846.79	78,196.48	3,650.32	320,019.92
30-Sep-10	33	81,846.79	78,913.28	2,933.52	241,106.65
31-Oct-10	34	81,846.79	79,636.65	2,210.14	161,470.00
30-Nov-10	35	81,846.79	80,366.65	1,480.14	81,103.35
31-Dec-10	36	81,846.79	81,103.35	743.45	0.00

Totals		2,957,785.91	2,500,000.00	457,785.91

	Check	-	-	-
* December 31, 2007 payment includes 17 days of interest from drawdown to December 31, 2007

SCHEDULE B

AMORTIZATION GRID FOR THE AGGREGATE

OF THE FIRST AND SECOND TRANCHES

Antares Pharma Inc.
Drawdown: February 27, 2007 December 17, 2007
(all amounts in US$)
			Tranche 1	Tranche 2
			MMV	MMV
Principal Amount			$ 2,500,500	$ 1,250,250
Treasury Rate at Closing			4.70%
Spread over Treasury			8.00%
Loan Interest Rate			12.70%	11.00%
Payment Factor			3.3550%	3.2739%
Amortization Period			36	36
Interest-only Period			6	-
Monthly Repayment			$83,890.86	$40,931.58

Date	Period	Lease/Loan	Principal	Interest at	Principal
		Payments	Repayments	12.70%	Balance

27-Feb-07					$ 2,500,500.00
28-Feb-07	-	-		1,740.07	2,500,500.00
31-Mar-07	1*	26,463.63	-	26,463.63	2,500,500.00
30-Apr-07	2	26,463.63	-	26,463.63	2,500,500.00
31-May-07	3	26,463.63	-	26,463.63	2,500,500.00
30-Jun-07	4	26,463.63	-	26,463.63	2,500,500.00
31-Jul-07	5	26,463.63	-	26,463.63	2,500,500.00
31-Aug-07	6	26,463.63	-	26,463.63	2,500,500.00
30-Sep-07	7	83,890.86	57,427.24	26,463.63	2,443,072.76
31-Oct-07	8	83,890.86	58,035.01	25,855.85	2,385,037.75
30-Nov-07	9	83,890.86	58,649.21	25,241.65	3,576,638.54
31-Dec-07	10	89,542.68	59,269.92	30,272.76	3,517,368.62
31-Jan-08	11	124,822.44	89,368.15	35,454.30	3,428,000.48
29-Feb-08	12	124,822.44	90,272.21	34,550.23	3,337,728.27
31-Mar-08	13	124,822.44	91,185.46	33,636.99	3,246,542.81
30-Apr-08	14	124,822.44	92,107.98	32,714.46	3,154,434.83
31-May-08	15	124,822.44	93,039.88	31,782.56	3,061,394.95
30-Jun-08	16	124,822.44	93,981.25	30,841.19	2,967,413.69
31-Jul-08	17	124,822.44	94,932.19	29,890.26	2,872,481.51
31-Aug-08	18	124,822.44	95,892.79	28,929.66	2,776,588.72
30-Sep-08	19	124,822.44	96,863.15	27,959.30	2,679,725.57
31-Oct-08	20	124,822.44	97,843.37	26,979.07	2,581,882.20
30-Nov-08	21	124,822.44	98,833.56	25,988.89	2,483,048.65
31-Dec-08	22	124,822.44	99,833.80	24,988.64	2,383,214.84
31-Jan-09	23	124,822.44	100,844.22	23,978.22	2,282,370.62
28-Feb-09	24	124,822.44	101,864.91	22,957.54	2,180,505.71
31-Mar-09	25	124,822.44	102,895.97	21,926.48	2,077,609.75
30-Apr-09	26	124,822.44	103,937.51	20,884.93	1,973,672.23
31-May-09	27	124,822.44	104,989.64	19,832.80	1,868,682.59
30-Jun-09	28	124,822.44	106,052.47	18,769.98	1,762,630.13
31-Jul-09	29	124,822.44	107,126.10	17,696.34	1,655,504.02
31-Aug-09	30	124,822.44	108,210.65	16,611.79	1,547,293.38
30-Sep-09	31	124,822.44	109,306.22	15,516.22	1,437,987.15
31-Oct-09	32	124,822.44	110,412.94	14,409.51	1,327,574.21
30-Nov-09	33	124,822.44	111,530.91	13,291.54	1,216,043.31
31-Dec-09	34	124,822.44	112,660.24	12,162.20	1,103,383.07
31-Jan-10	35	124,822.44	113,801.06	11,021.38	989,582.00
28-Feb-10	36	124,822.44	114,953.49	9,868.96	874,628.52
31-Mar-10	37	124,822.44	116,117.63	8,704.82	758,510.89
30-Apr-10	38	124,822.44	117,293.61	7,528.83	641,217.28
31-May-10	39	124,822.44	118,481.55	6,340.89	522,735.72
30-Jun-10	40	124,822.44	119,681.58	5,140.86	403,054.15
31-Jul-10	41	124,822.44	120,893.81	3,928.63	282,160.34
31-Aug-10	42	124,822.44	122,118.37	2,704.07	160,041.96
30-Sep-10	43	40,931.58	39,464.53	1,467.05	120,577.43
31-Oct-10	44	40,931.58	39,826.29	1,105.29	80,751.15
30-Nov-10	45	40,931.58	40,191.36	740.22	40,559.78
31-Dec-10	46	40,931.58	40,559.78	371.80	0.00

Totals		4,658,041.52	3,750,750.00	909,031.60

	Check	-	-	-
* March 31, 2007 payment includes 2 days of interest from drawdown to February 28, 2007
* December 31, 2007 payment includes 15 days of interest from drawdown to December 31, 2007

Antares Pharma Inc.
Drawdown: February 27, 2007 December 17, 2007
(all amounts in US$)
	Tranche 1	Tranche 2
	HSBC	HSBC
Principal Amount	$ 2,499,500	$ 1,249,750
Treasury Rate at Closing	4.70%
Spread over Treasury	8.00%
Loan Interest Rate	12.70%	11.00%
Payment Factor	3.3550%	3.2739%
Amortization Period	36	36
Interest-only Period	6	-
Monthly Repayment	$83,857.31	$40,915.21

Date	Period	Lease/Loan	Principal	Interest at	Principal
		Payments	Repayments	12.70%	Balance

27-Feb-07					$ 2,499,500.00
28-Feb-07	-	-	-	1,739.38	2,499,500.00
31-Mar-07	1*	26,453.04	-	26,453.04	2,499,500.00
30-Apr-07	2	26,453.04	-	26,453.04	2,499,500.00
31-May-07	3	26,453.04	-	26,453.04	2,499,500.00
30-Jun-07	4	26,453.04	-	26,453.04	2,499,500.00
31-Jul-07	5	26,453.04	-	26,453.04	2,499,500.00
31-Aug-07	6	26,453.04	-	26,453.04	2,499,500.00
30-Sep-07	7	83,857.31	57,404.27	26,453.04	2,442,095.73
31-Oct-07	8	83,857.31	58,011.80	25,845.51	2,384,083.93
30-Nov-07	9	83,857.31	58,625.76	25,231.55	3,575,208.17
31-Dec-07	10	89,506.87	59,246.21	30,260.65	3,515,961.96
31-Jan-08	11	124,772.52	89,332.41	35,440.12	3,426,629.55
29-Feb-08	12	124,772.52	90,236.11	34,536.42	3,336,393.45
31-Mar-08	13	124,772.52	91,148.99	33,623.54	3,245,244.46
30-Apr-08	14	124,772.52	92,071.15	32,701.38	3,153,173.31
31-May-08	15	124,772.52	93,002.67	31,769.85	3,060,170.63
30-Jun-08	16	124,772.52	93,943.67	30,828.86	2,966,226.97
31-Jul-08	17	124,772.52	94,894.22	29,878.30	2,871,332.74
31-Aug-08	18	124,772.52	95,854.44	28,918.09	2,775,478.31
30-Sep-08	19	124,772.52	96,824.41	27,948.11	2,678,653.90
31-Oct-08	20	124,772.52	97,804.24	26,968.28	2,580,849.65
30-Nov-08	21	124,772.52	98,794.03	25,978.49	2,482,055.62
31-Dec-08	22	124,772.52	99,793.88	24,978.65	2,382,261.75
31-Jan-09	23	124,772.52	100,803.89	23,968.63	2,281,457.85
28-Feb-09	24	124,772.52	101,824.17	22,948.36	2,179,633.69
31-Mar-09	25	124,772.52	102,854.82	21,917.71	2,076,778.87
30-Apr-09	26	124,772.52	103,895.94	20,876.58	1,972,882.92
31-May-09	27	124,772.52	104,947.65	19,824.87	1,867,935.27
30-Jun-09	28	124,772.52	106,010.06	18,762.47	1,761,925.21
31-Jul-09	29	124,772.52	107,083.26	17,689.27	1,654,841.96
31-Aug-09	30	124,772.52	108,167.37	16,605.15	1,546,674.58
30-Sep-09	31	124,772.52	109,262.51	15,510.01	1,437,412.07
31-Oct-09	32	124,772.52	110,368.78	14,403.74	1,327,043.29
30-Nov-09	33	124,772.52	111,486.30	13,286.22	1,215,556.99
31-Dec-09	34	124,772.52	112,615.19	12,157.34	1,102,941.80
31-Jan-10	35	124,772.52	113,755.55	11,016.97	989,186.25
28-Feb-10	36	124,772.52	114,907.51	9,865.01	874,278.74
31-Mar-10	37	124,772.52	116,071.19	8,701.33	758,207.54
30-Apr-10	38	124,772.52	117,246.70	7,525.82	640,960.84
31-May-10	39	124,772.52	118,434.17	6,338.35	522,526.67
30-Jun-10	40	124,772.52	119,633.72	5,138.81	402,892.96
31-Jul-10	41	124,772.52	120,845.46	3,927.06	282,047.49
31-Aug-10	42	124,772.52	122,069.54	2,702.99	159,977.96
30-Sep-10		40,915.21	39,448.75	1,466.46	120,529.21
31-Oct-10		40,915.21	39,810.36	1,104.85	80,718.85
30-Nov-10		40,915.21	40,175.29	739.92	40,543.56
31-Dec-10		40,915.21	40,543.56	371.65	0.00

Totals		4,656,178.68	3,749,250.00	908,668.06

	Check	-	-	-
* March 31, 2007 payment includes 2 days of interest from drawdown to February 28, 2007
* December 31, 2007 payment includes 15 days of interest from drawdown to December 31, 2007

Antares Pharma Inc.
Drawdown: February 27, 2007 December 17, 2007
(all amounts in US$)
			Tranche 1	Tranche 2
			MMV & HSBC	MMV & HSBC
Principal Amount			$ 5,000,000	$ 2,500,000
Treasury Rate at Closing			4.70%
Spread over Treasury			8.00%
Loan Interest Rate			12.70%	11.00%
Payment Factor			3.3550%	3.2739%
Amortization Period			36	36
Interest-only Period			6	-
Monthly Repayment			$167,748.17	$81,846.79

Date	Period	Lease/Loan	Principal	Interest at	Principal
		Payments	Repayments	12.70%	Balance

27-Feb-07					$ 5,000,000.00
28-Feb-07	-	-	-	3,479.45	5,000,000.00
31-Mar-07	1*	52,916.67	-	52,916.67	5,000,000.00
30-Apr-07	2	52,916.67	-	52,916.67	5,000,000.00
31-May-07	3	52,916.67	-	52,916.67	5,000,000.00
30-Jun-07	4	52,916.67	-	52,916.67	5,000,000.00
31-Jul-07	5	52,916.67	-	52,916.67	5,000,000.00
31-Aug-07	6	52,916.67	-	52,916.67	5,000,000.00
30-Sep-07	7	167,748.17	114,831.51	52,916.67	4,885,168.49
31-Oct-07	8	167,748.17	116,046.81	51,701.37	4,769,121.68
30-Nov-07	9	167,748.17	117,274.97	50,473.20	7,151,846.71
31-Dec-07	10	179,049.54	118,516.13	60,533.41	7,033,330.58
31-Jan-08	11	249,594.97	178,700.55	70,894.42	6,854,630.03
29-Feb-08	12	249,594.97	180,508.32	69,086.65	6,674,121.72
31-Mar-08	13	249,594.97	182,334.45	67,260.52	6,491,787.27
30-Apr-08	14	249,594.97	184,179.13	65,415.84	6,307,608.14
31-May-08	15	249,594.97	186,042.56	63,552.41	6,121,565.58
30-Jun-08	16	249,594.97	187,924.92	61,670.05	5,933,640.66
31-Jul-08	17	249,594.97	189,826.41	59,768.56	5,743,814.25
31-Aug-08	18	249,594.97	191,747.22	57,847.74	5,552,067.03
30-Sep-08	19	249,594.97	193,687.56	55,907.41	5,358,379.47
31-Oct-08	20	249,594.97	195,647.61	53,947.36	5,162,731.86
30-Nov-08	21	249,594.97	197,627.59	51,967.38	4,965,104.27
31-Dec-08	22	249,594.97	199,627.68	49,967.28	4,765,476.59
31-Jan-09	23	249,594.97	201,648.11	47,946.86	4,563,828.47
28-Feb-09	24	249,594.97	203,689.08	45,905.89	4,360,139.40
31-Mar-09	25	249,594.97	205,750.79	43,844.18	4,154,388.61
30-Apr-09	26	249,594.97	207,833.45	41,761.51	3,946,555.16
31-May-09	27	249,594.97	209,937.30	39,657.67	3,736,617.86
30-Jun-09	28	249,594.97	212,062.52	37,532.44	3,524,555.34
31-Jul-09	29	249,594.97	214,209.36	35,385.61	3,310,345.98
31-Aug-09	30	249,594.97	216,378.02	33,216.95	3,093,967.96
30-Sep-09	31	249,594.97	218,568.73	31,026.23	2,875,399.23
31-Oct-09	32	249,594.97	220,781.72	28,813.25	2,654,617.51
30-Nov-09	33	249,594.97	223,017.21	26,577.76	2,431,600.30
31-Dec-09	34	249,594.97	225,275.43	24,319.54	2,206,324.87
31-Jan-10	35	249,594.97	227,556.62	22,038.35	1,978,768.25
28-Feb-10	36	249,594.97	229,861.00	19,733.97	1,748,907.25
31-Mar-10	37	249,594.97	232,188.82	17,406.15	1,516,718.43
30-Apr-10	38	249,594.97	234,540.31	15,054.65	1,282,178.12
31-May-10	39	249,594.97	236,915.72	12,679.24	1,045,262.40
30-Jun-10	40	249,594.97	239,315.29	10,279.67	805,947.10
31-Jul-10	41	249,594.97	241,739.27	7,855.69	564,207.83
31-Aug-10	42	249,594.97	244,187.91	5,407.06	320,019.92
30-Sep-10		81,846.79	78,913.28	2,933.52	241,106.65
31-Oct-10		81,846.79	79,636.65	2,210.14	161,470.00
30-Nov-10		81,846.79	80,366.65	1,480.14	81,103.35
31-Dec-10		81,846.79	81,103.35	743.45	0.00

Totals		9,314,220.20	7,500,000.00	1,817,699.66

	Check	-	-	-
* March 31, 2007 payment includes 2 days of interest from drawdown to February 28, 2007
* December 31, 2007 payment includes 15 days of interest from drawdown to December 31, 2007